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                                                                     EXHIBIT 4.3

                                                                  CONFORMED COPY


                                  $380,000,000

                         WESTLAKE CHEMICAL CORPORATION

                          8-3/4% SENIOR NOTES DUE 2011

                         REGISTRATION RIGHTS AGREEMENT

                                                                   July 31, 2003

Credit Suisse First Boston LLC
Banc of America Securities LLC
Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
Citigroup Global Markets Inc.
Scotia Capital (USA) Inc.
Credit Lyonnais Securities (USA) Inc.
CIBC World Markets Corp.
c/o Credit Suisse First Boston LLC
    Eleven Madison Avenue
    New York, New York 10010-3629

Ladies and Gentlemen:

      Westlake Chemical Corporation, a Delaware corporation (the "ISSUER"), proposes to issue and sell to Credit Suisse First Boston LLC, Banc of America Securities LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Scotia Capital (USA) Inc., Credit Lyonnais Securities (USA) Inc. and CIBC World Markets Corp. (collectively, the "INITIAL PURCHASERS"), upon the terms set forth in a purchase agreement dated as of July 21, 2003 (the "PURCHASE AGREEMENT"), $380,000,000 aggregate principal amount of its 8-3/4% Senior Notes due 2011 (the "INITIAL NOTES") to be unconditionally guaranteed as to payment of principal, premium, if any, interest and Additional Interest (as defined below), if any (the "GUARANTEES" and, together with the Initial Notes on which such Guarantees are endorsed, the "INITIAL SECURITIES"), by the subsidiaries of the Company named in Schedule B to the Purchase Agreement (the "GUARANTORS" and, together with the Issuer, the "COMPANY"). The Initial Securities will be issued pursuant to an Indenture, dated as of July 31, 2003, (the "INDENTURE") among the Issuer, the Guarantors and JP Morgan Chase Bank (the "TRUSTEE"). As an inducement to the Initial Purchasers, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively the "HOLDERS"), as follows:

      1. Registered Exchange Offer. To the extent not prohibited by applicable law or by applicable interpretations of the staff of the Securities and Exchange Commission (the "COMMISSION"), the Issuer and the Guarantors shall, at their own cost, prepare and, not later than 90 days after (or if the 90th day is not a business day, the first business day thereafter (such 90th day or business day thereafter being a "FILING DEADLINE")) the date of original issue of the Initial Securities (the "ISSUE DATE"), file with the Commission a registration statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate form under the Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to a proposed offer that would be registered under the Securities Act (the "REGISTERED EXCHANGE OFFER") to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt
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securities and related Guarantees (collectively, the "EXCHANGE SECURITIES") of the Issuer and the Guarantors, respectively, issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act. To the extent not prohibited by applicable law or by applicable interpretations of the staff of the Commission, the Issuer and the Guarantors shall use all commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 180 days (or if the 180th day is not a business day, the first business day thereafter (such 180th day or business day thereafter being an "EFFECTIVENESS DEADLINE")) after the Issue Date of the Initial Securities and to consummate the Registered Exchange Offer on or prior to 30 business days, or longer if required by the federal securities laws, after the date on which the Exchange Offer Registration Statement was declared effective by the Commission (such period being the "EXCHANGE OFFER REGISTRATION PERIOD" and such 30th business day (or such later date as required by the federal securities laws) being the "CONSUMMATION DEADLINE").

      Following the declaration of the effectiveness of the Exchange Offer Registration Statement by the Commission, the Issuer and the Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined in Section 6 hereof) electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

      The Company acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "EXCHANGING DEALER"), is required to deliver a prospectus containing substantially the information set forth in (a) Annex A hereto in the "The Exchange Offer - Resales of the Notes" section and the "Purpose of the Exchange Offer" section, and (b) Annex B hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

      Subject to the Issuer's right to suspend the availability of the Exchange Offer Registration Statement or the use of the prospectus contained therein pursuant to Section 3(b), the Issuer and the Guarantors shall use all commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Issuer and the Guarantors shall use all commercially reasonable efforts to make such prospectus and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

      If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Issuer and the Guarantors, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "PRIVATE EXCHANGE") for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities and the related Guarantees of the Issuer and the Guarantors, respectively, issued under the Indenture and identical in all material respects (including the existence


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of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the Initial Securities (the "PRIVATE EXCHANGE SECURITIES"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "SECURITIES".

      In connection with the Registered Exchange Offer, the Issuer and the Guarantors shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

            (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

            (d) permit Holders to withdraw tendered Initial Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

            (e) otherwise comply in all material respects with all applicable laws relating to the Exchange Offer.

      As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Issuer and the Guarantors shall:

            (x) accept for exchange all the Initial Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

            (y) deliver or cause to be delivered to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

            (z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

      The Indenture will provide that the Exchange Securities will not bear the Private Placement Legend (as defined in the Indenture) or be subject to the transfer restrictions set forth therein and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

      Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

      Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of its business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Initial Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Issuer or any Guarantor or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities, (v) if such Holder is a broker-dealer, it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to


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acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities, (vi) if such Holder is a broker-dealer, it did not purchase the Initial Securities to be exchanged for the Exchange Securities from the Issuer or a Guarantor and (vii) such Holder is not acting on behalf of any person who could not truthfully and completely make the foregoing representations.

      Notwithstanding any other provisions hereof, but subject to the Issuer's right to suspend the availability of the Exchange Offer Registration Statement or the use of the prospectus contained therein pursuant to Section 3(b), the Issuer and the Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      If following the date hereof there has been announced a change in Commission policy with respect to exchange offers that in the reasonable opinion of counsel to the Company raises a substantial question as to whether the Registered Exchange Offer is permitted by applicable federal law, the Issuer and the Guarantors will use all commercially reasonable efforts to obtain a no-action letter or other favorable decision from the Commission allowing the Issuer and the Guarantors to consummate the Registered Exchange Offer, unless the Company makes a good faith determination based on the advice of counsel that such a request would be denied in light of publicly available no-action letters, in which case the Company shall proceed to file a Shelf Registration Statement pursuant to the provisions of Section 2 hereof.

      2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Issuer and the Guarantors are not required to file the Exchange Offer Registration Statement or permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) any Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer, or (iii) any Holder of Transfer Restricted Securities (as defined in Section 6 hereof) notifies the Issuer prior to the 20th day following consummation of the Registered Exchange Offer that (x) such Holder is prohibited by law or Commission policy from participating in the Registered Exchange Offer, (y) such Holder may not resell the Exchange Securities acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by it or (z) such Holder is a broker-dealer and owns Initial Securities acquired directly from the Issuer or an affiliate of the Issuer, the Issuer and the Guarantors shall take the following actions:

            (a) The Issuer and the Guarantors shall, at their cost, use all commercially reasonable efforts to file with the Commission on or prior to the later of (1) 90 days after the Issue Date (or if the 90th day is not a business day, the first business day thereafter) and (2) 60 days after so required or requested pursuant to this Section 2 (or if the 60th day is not a business day, the first business day thereafter (the latest of such business days set forth in clauses (1) or (2) being a "FILING DEADLINE"), and thereafter to cause to be declared effective by the Commission as soon as practicable on or prior to 90 days (or if the 90th day is not a business day, the first business day thereafter) after Filing Deadline (such 90th day or business day thereafter being the "EFFECTIVENESS DEADLINE"), a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "SHELF REGISTRATION"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.


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            (b) The Issuer and the Guarantors shall use all commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto, (ii) become eligible for resale pursuant to rule 144(k) under the Securities Act (or any successor rule thereof) or (iii) otherwise are no longer Transfer Restricted Securities. Subject to the Issuer's right to suspend the availability of the Shelf Registration Statement or the use of the prospectus contained therein pursuant to Section 3(b), the Issuer and the Guarantors shall be deemed not to have used all commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

            (c) Notwithstanding any other provisions of this Agreement to the contrary, but subject to the Issuer's right to suspend the availability of the Shelf Registration Statement or the use of the prospectus contained therein pursuant to Section 3(b), the Issuer and the Guarantors shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

            (a) The Issuer shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose, (ii) include the information set forth in Annex A hereto in the "The Exchange Offer - Resales of New Notes" section and the "Purpose of the Exchange Offer" section and in Annex B hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex C hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer, (iii) if requested by an Initial Purchaser, include the information with respect to such Initial Purchaser required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement, (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission, and (v) in the case of a Shelf Registration Statement, include the names of any Holders, whose Securities are covered by the Shelf Registration Statement in accordance with Section 2, as selling securityholders, subject to Section 3(n).

            (b) The Issuer shall give written notice to the Initial Purchasers, the Holders of the Securities proposed to be sold under a Shelf Registration Statement and any Participating Broker-Dealer from whom


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      the Issuer has received prior written notice that it will be a
      Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                  (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or
            supplements to the Registration Statement or the prospectus included therein or for additional information, in each case after the Registration Statement has become effective;

                  (iii) of the issuance by the Commission of any stop order
            suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (v) of the happening of any event or the discovery of any fact that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading; and

                  (vi) of the determination by the Issuer to suspend the
            availability of the Registration Statement or the use of the prospectus for resales of Transfer Restricted Notes because such action (1) is required by applicable law or (2) is taken by the Issuer in good faith and for valid business reasons, including the possible acquisition or divestiture of assets or a material corporate transaction or event.

            (c) The Issuer and the Guarantors shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

            (d) The Company shall furnish to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference), unless such exhibits have been filed with the Commission in electronic format pursuant to Regulation S-T promulgated by the Commission.

            (e) The Company shall deliver to each known Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference), unless such exhibits have been filed with the Commission in electronic format pursuant to Regulation S-T promulgated by the Commission.

            (f) The Company shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Issuer and the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Transfer Restricted Securities in


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      connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

            (g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Issuer and the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

            (h) Prior to any public offering of the Securities pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that neither the Issuer nor any Guarantor shall be required to
      (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

            (i) If the Securities are no longer in global form, the Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

            (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Issuer and the Guarantors are required to maintain an effective Registration Statement, the Issuer and the Guarantors shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (vi) of Section 3(b) above (a "SUSPENSION NOTICE") to suspend the availability of the Registration Statement or the use of the prospectus until the requisite changes to the prospectus have been made or until the Issuer has delivered written notice to the Initial Purchasers, such Holders and such Participating Broker-Dealers that such Registration Statement is once again effective or available or that no supplement or amendment is required (the "SECOND NOTICE"), then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of the Suspension Notice to and including the date when the Initial Purchasers, such Holders and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus or such Second Notice pursuant to this Section 3(j).

            (k) Not later than the consummation of the Registered Exchange Offer or Private Exchange or effective date of the Shelf Registration Statement, as applicable, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange

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      Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

            (l) The Issuer and the Guarantors will comply in all material respects with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

            (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

            (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

            (o) The Issuer and the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as the Holders of not less than a majority of the aggregate principal amount of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

            (p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by Credit Suisse First Boston LLC and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof and shall be subject to any confidentiality procedures reasonably instituted by the Issuer and consented to by the Holders, which consent shall not be unreasonably withheld.

            (q) In the case of any Shelf Registration, the Company, if requested by the Holders of not less than majority of the aggregate principal amount of the Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation but subject to customary qualifications and exceptions, the due incorporation and good standing of the Issuer and its subsidiaries; the qualification of the Issuer and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Issuer and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(o) hereof; the compliance as to form in all material respects of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act), (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities, and (iii) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

            (r) In the case of the Registered Exchange Offer, if requested prior to the effectiveness of the Exchange Offer Registration Statement by any Initial Purchaser holding Securities representing an unsold allotment in the initial distribution or any known Participating Broker-Dealer, the Company shall cause (i) its counsel and its general counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer signed opinions in substantially the forms set forth in Sections 6(c) and (d) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and excluding any matters related to the Refinancing Transactions or the authorization, execution, delivery, binding obligation or enforceability of the Senior Credit Facilities (each as defined in the Purchase Agreement) and (ii) its independent public accountants to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in
      Section 6(a) of the Purchase Agreement, with appropriate date changes.

            (s) If a Registered Exchange Offer or a Private Exchange is to be consummated and the Securities are no longer in global form, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

            (t) The Company shall use all commercially reasonable efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, but in each case only if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

            (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "RULES") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and

      (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

            (v) The Issuer and the Guarantors shall use all commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

      4. Registration Expenses. The Issuer and the Guarantors shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of Latham & Watkins LLP, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer), whether or not the Exchange Offer Registration Statement or a Shelf Registration Statement is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Initial Securities covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith.

      5. Indemnification. (a) The Issuer and the Guarantors agree to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Issuer and Guarantors shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuer or the Guarantors by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Issuer had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company and the Guarantors shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

      (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Issuer and the Guarantors, each of the directors of the Issuer or any Guarantor, each officer of the Issuer or any Guarantor that signs a Registration Statement, and each person, if any, who controls the Issuer or the Guarantors within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Issuer or the Guarantors or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Issuer, any Guarantor, and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Issuer, Guarantor or any such director, officer or controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Issuer or the Guarantors or any of their respective officers, directors or controlling persons.

      (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and Guarantors, on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Issuer or the Guarantors within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuer and the Guarantors.

      (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

      6. Additional Interest Under Certain Circumstances. (a) Additional interest (the "ADDITIONAL INTEREST") with respect to the Initial Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below, a "REGISTRATION DEFAULT"):

      (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline;

      (ii) any Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the applicable Effectiveness Deadline;

      (iii) the Registered Exchange Offer has not been consummated on or prior to the Consummation Deadline; or

      (iv) If after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective (A) such Registration Statement thereafter ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in Section 3(b)(vi) or in paragraph (b) of this Section 6) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Issuer or the Guarantors or pursuant to operation of law or as a result of any action or inaction by the Commission.

      Additional Interest shall accrue on the Transfer Restricted Securities affected by such Registration Default over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities for the first 90-day period immediately following the occurrence of such Registration Default. The weekly amount of Additional Interest per $1,000 principal amount of Transfer Restricted Securities shall increase by an additional $.05 with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Additional Interest for all Registration Defaults of $.40 per week per $1,000 principal amount of Transfer Restricted Securities. Additional Interest will not accrue for more than one Registration Default at any given time, and will accrue only for those days that a Registration Default occurs and is continuing. Anything herein to the contrary notwithstanding, any Holder who was, at the time the Exchange Offer was pending and consummated, eligible to exchange, and did not validly tender or withdrew, its Initial Securities for Exchange Securities in the Exchange Offer will not be entitled to receive any Additional Interest.

      (b) A Registration Default referred to in Section 6(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to a Registration Statement or the related prospectus covering resales of Transfer Restricted Securities if (i) such Registration Default has occurred solely as a result of
(x) the filing of a post-effective amendment to such Registration Statement to incorporate quarterly financial information or annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events with respect to the Company that would need to be described in such Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 60 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

      (c) Any amounts of Additional Interest due pursuant to clause (i), (ii),
(iii) or (iv) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Initial Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Transfer Restricted Securities on which such Additional Interest is accruing, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

      (d) "TRANSFER RESTRICTED SECURITIES" means each Initial Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Initial Security for an Exchange Note, the date on which such Exchange Note is sold to a purchaser in whose hands such Exchange Note is freely tradable under the Securities Act, (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) the date on which such Initial Securities is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act or (v) the date on which such Initial Security ceases to be outstanding.

      7. Rules 144 and 144A. The Issuer and the Guarantors shall use all commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Issuer and the Guarantors covenant that they will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Initial Securities, the Issuers and the Guarantors shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

      8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering.

      No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Except as provided in Section 4 and unless the Company otherwise agrees to be so responsible, the Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to selling securityholders.

      9. Miscellaneous.

      (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

      (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

            (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.

            (2) if to the Initial Purchasers;

                  Credit Suisse First Boston LLC
                  Eleven Madison Avenue
                  New York, NY 10010-3629
                  Fax No.:  (212) 325-8278
                  Attention:  Transactions Advisory Group

      with a copy to:


                  Latham & Watkins LLP
                  885 Third Avenue, Suite 1000
                  New York, NY 10022
                  Fax No.:  (212) 751-4864
                  Attention:  Peter M. Labonski, Esq.

            (3)   if to the Company, at its address as follows:

                  Westlake Chemical Corporation
                  2801 Post Oak Boulevard
                  Houston, TX 77056
                  Fax No.:  (713) 629-6239
                  Attention:  Louis B. Trenchard, III

      with a copy to:

                  Baker Botts L.L.P.
                  One Shell Plaza
                  910 Louisiana Street
                  Houston, TX 77002
                  Fax No.: (713) 229-7701
                  Attention: J. David Kirkland, Jr., Esq.

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

      (c) No Inconsistent Agreements. The Issuer and the Guarantors have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

      (d) Successors and Assigns. This Agreement shall be binding upon the Issuer, the Guarantors and their respective successors and assigns.

      (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

      (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers, the Issuer and the Guarantors in accordance with its terms.

                                    Very truly yours,

                                    Westlake Chemical Corporation

                                    By:    /s/ A. Chao
                                       ------------------------------------
                                       Name:  Albert Chao
                                       Title:  President

                                    Geismar Holdings, Inc.
                                    Geismar Vinyls Company LP,
                                        by GVGP, Inc., its general partner
                                    Gramercy Chlor-Alkali Corporation
                                    GVGP, Inc.
                                    North American Pipe Corporation
                                    North American Profiles, Inc.
                                    Van Buren Pipe Corporation
                                    Westech Building Products, Inc.
                                    Westlake Chemical Holdings, Inc.
                                    Westlake Chemical Investments, Inc.
                                    Westlake Chemical Manufacturing, Inc.
                                    Westlake Chemical Products, Inc.
                                    Westlake Development Corporation
                                    Westlake Management Services, Inc.
                                    Westlake Olefins Corporation
                                    Westlake Overseas Corporation
                                    Westlake Petrochemicals LP,
                                       by Westlake Chemical Investments, Inc.,
                                       its general partner
                                    Westlake Polymers LP,
                                       by Westlake Chemical Investments, Inc.,
                                       its general partner
                                    Westlake PVC Corporation
                                    Westlake Resources Corporation
                                    Westlake Styrene LP,
                                       by Westlake Chemical Holdings, Inc., its general partner
                                    Westlake Vinyl Corporation
                                    Westlake Vinyls, Inc.
                                    WPT LP,
                                       by Westlake Chemical Holdings, Inc., its general partner


                                    By:   /s/ Tai-Li Keng
                                       ------------------------------------
                                       Name:  Tai-Li Keng
                                       Title:  Vice President

The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
above written.

Credit Suisse First Boston LLC
Banc of America Securities LLC
Deutsche Bank Securities Inc.
J.P. Morgan Securities Inc.
Citigroup Global Markets Inc.
Scotia Capital (USA) Inc.
Credit Lyonnais Securities (USA) Inc.
CIBC World Markets Corp.

BY:  Credit Suisse First Boston LLC

      By:    /s/ David Faris
         ------------------------------------
         Name:  David Faris
         Title:  Director

                                                                         ANNEX A


      Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX B


                              PLAN OF DISTRIBUTION

      Each broker-dealer that receives exchange notes for its own account in the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of those exchange notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of exchange notes received in exchange for old notes where such old notes were acquired as a result of market-making activities or other trading activities. We have agreed that, for a period of 180 days after the expiration date of the exchange offer, we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such
resale. In addition, until        , 200[ ], all dealers effecting transactions
in the exchange notes may be required to deliver a prospectus.(1)

      We will not receive any proceeds from any sale of exchange notes by broker-dealers. Exchange notes received by broker-dealers for their own account in the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the exchange notes or a combination of such methods of resale. The prices at which these sales may occur may be at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any resales may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from the selling broker-dealer or the purchasers of any the exchange notes. Any broker-dealer that resells exchange notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such exchange notes may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of exchange notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      For a period of 180 days after the expiration date of the exchange offer, we will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer (including the expenses of one counsel for the holders of the old notes) other than commissions or concessions of any brokers or dealers. We also have agreed that we will indemnify the specified holder of the new notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.


--------
      (1) In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page or on the inside front cover of the Exchange Offer prospectus.

                                                                         ANNEX C


[ ]   CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH
TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

           Name:____________________________________________
           Address:_________________________________________
                   _________________________________________


If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer, the undersigned represents that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer, the undersigned represents it did not purchase the Initial Securities to be exchanged for the Exchange Securities from the Issuer or a Guarantor.